Exhibit 32.2

Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. §1350 and in connection with the Quarterly Report on Form 10-Q of Nuo Therapeutics, Inc. (the “Company”) for the period ended March 31, 2015 (the “Report”), I, Steven A. Shallcross, Chief Financial Officer of the Company, hereby certify, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2015	/s/ Steven A. Shallcross
Steven A. Shallcross Chief Financial Officer
(Principal Financial Officer)